Related Party Transactions	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Related Party Transactions
Cash Management
Prior to the separation from E. W. Scripps on July 1, 2008, E. W. Scripps used a centralized approach for cash management to finance its operations. The Company’s cash was available for use and was regularly “swept” by E. W. Scripps to a concentration account at its discretion.
Transfers of cash both to and from E. W. Scripps’ cash management system were reflected as a component of Parent Company Net Investment within Shareholders’ Equity on the consolidated and combined balance sheets. Subsequent to the separation, SNI uses a similar cash management approach with the exception that the cash is swept to SNI’s concentration account and there are no longer transfers between the Company and E. W. Scripps.
Debt and Related Items
The Company was allocated the entire amount of consolidated debt and net interest expense of E. W. Scripps prior to June 30, 2008. See Note 15 - Long-Term Debt, for further information regarding these allocations.
Allocated Expenses
For periods prior to the separation, the Company was allocated estimates of Scripps Networks Interactive’s portion of E. W. Scripps corporate expenses for those periods based on a pro-rata percentage of E. W. Scripps’ combined net revenue, headcount and usage. General corporate overhead expenses primarily related to centralized corporate functions, which included finance, legal, internal audit, human resources, information technology, and various other functions historically provided by E. W. Scripps. For the first six months of 2008, the Company was allocated $27.7 million of general corporate overhead expenses incurred by E. W. Scripps.
As discussed in Note 1—Formation of the Company and Basis of Presentation to the consolidated and combined financial statements, the Company believes the assumptions and methodologies underlying the allocation of general corporate overhead expenses from E. W. Scripps are reasonable. However, such estimates are not necessarily representative of our costs as a stand-alone public company for the periods presented.
As such, the financial information herein may not necessarily reflect the combined financial position, results of operations, and cash flows of the Company in the future or what it would have been had the Company been an independent, publicly-traded company during the periods presented.
Dividend
On June 30, 2008 Scripps Networks Interactive paid a cash dividend totaling $430 million to E. W. Scripps.

Agreements with E. W. Scripps
In connection with the Separation, the following agreements between Scripps Networks Interactive and E. W. Scripps became effective on July 1, 2008:

•	Separation and Distribution Agreement

•	Transition Services Agreement

•	Employee Matters Agreement

•	Tax Allocation Agreement
Separation and Distribution Agreement
The Separation and Distribution Agreement set forth the agreements between E. W. Scripps and the Company with respect to the principal corporate transactions required to effect the separation and the distribution of the Company’s shares to E. W. Scripps’ shareholders and other agreements governing the relationship between E. W. Scripps and the Company. The distribution agreement provides that Scripps Networks Interactive and E. W. Scripps and its subsidiaries (other than Scripps Networks Interactive and its subsidiaries) will release and discharge each other from all liabilities, of any sort, including in connection with the transactions contemplated by the distribution agreement, except as expressly set forth in the agreement. The releases do not release any party from, among other matters, liabilities assumed or allocated to the party pursuant to the distribution agreement or the other agreements entered into in connection with the separation or from the indemnification and contribution obligations under the distribution agreement or such other agreements.
Transition Services Agreement
The Transition Services Agreement provided for E. W. Scripps and Scripps Networks Interactive to provide services to each other on a compensated basis for a period of up to two years. Compensation will be on an arms-length basis. E. W. Scripps provided services or support to Scripps Networks Interactive, including information technology, human resources, accounting and finance, and facilities. The Company incurred expenses of $3.0 million in 2009 and $5.5 million in 2008 related to these services, which are reported in other costs and expenses in the consolidated and combined statements of operations. SNI provided information technology support and services to E. W. Scripps. The Company recorded revenue of $0.6 million in 2009 and $1.7 million in 2008 related to these services, which are reported in other revenues in the consolidated and combined statements of operations.
Employee Matters Agreement
The Employee Matters Agreement provided for the allocation of the liabilities and responsibilities relating to employee compensation and benefit plans and programs, including the treatment of outstanding incentive awards, deferred compensation obligations and retirement and welfare benefit obligations between E. W. Scripps and Scripps Networks Interactive. The agreement provided that E. W. Scripps and Scripps Networks Interactive would each be responsible for all employment and benefit related obligations and liabilities for employees that work for the respective companies. The agreement also provided that Scripps Networks Interactive employees will continue to participate in certain of the E. W. Scripps benefit plans during a transition period through December 31, 2008. After the transition period, the account balances or actuarially determined values of assets and liabilities of Scripps Networks Interactive employees were transferred to the benefit plans of Scripps Networks Interactive in 2009. The agreement also governs the treatment of outstanding E. W. Scripps share-based equity awards (refer to Note 23—Capital Stock and Stock Compensation Plans for additional discussion).
Tax Allocation Agreement
The Tax Allocation Agreement sets forth the allocations and responsibilities of E. W. Scripps and Scripps Networks Interactive with respect to liabilities for federal, state, local and foreign income taxes for periods before and after the spin-off, tax deductions related to compensation arrangements, preparation of income tax returns, disputes with taxing authorities and indemnification of income taxes that would become due if the spin-off were taxable. Generally, E. W. Scripps and Scripps Networks Interactive will be responsible for income taxes for periods before the spin-off for their respective businesses. In 2010, we were notified that the capital loss created from our sale of uSwitch in 2009 could be utilized against capital gains generated in periods prior to our separation from E. W. Scripps. In connection with the 2009 year-end analysis of our tax accounts and the reconciliations of the tax provision to respective tax returns, determination was made that we owed payment to E. W. Scripps for tax related matters totaling $6.5 million as of December 31, 2009. The liability to E. W. Scripps as of December 31, 2009 is included within other accrued liabilities in the consolidated balance sheet.